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                                                                    EXHIBIT 23.1
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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 1998 included in The Immune Response Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                   Arthur Andersen LLP


San Diego, California
June 9, 1998